SEPTEMBER 24, 2024
SUPPLEMENT TO
HARTFORD HLS FUNDS PROSPECTUS
DATED APRIL 29, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
(1) Effective February 28, 2025, Gregg R. Thomas, CFA will no longer serve as a portfolio manager for the Hartford Capital Appreciation HLS Fund due to his increased focus on his other roles at Wellington Management Company LLP. Thomas S. Simon, CFA, FRM and Veenu Ramchandani, CFA will remain as portfolio managers for the Hartford Capital Appreciation HLS Fund and Mr. Thomas will be a resource for the portfolio management team as Co-Head of Investment Strategy/Head of Fundamental Factor team at Wellington Management Company LLP. Accordingly, under the heading “Hartford Capital Appreciation HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Thomas’ name in the portfolio manager table effective immediately:
*
Effective February 28, 2025, Mr. Thomas will no longer serve as a portfolio manager for the Fund. Over the next five months, Mr. Thomas will transition his portfolio management responsibilities for the Fund to the Fund’s other portfolio managers.
(2) Philip W. Ruedi, CFA announced his plan to withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Hartford MidCap HLS Fund. Timothy W. Egan, CFA and Mark A. Whitaker, CFA will remain as portfolio managers for the Hartford MidCap HLS Fund. Accordingly, the following changes are being made under the heading “Hartford MidCap HLS Fund Summary Section” in the above referenced Statutory Prospectus:
(a) Under the heading “Hartford MidCap HLS Fund Summary Section –  Principal Investment Strategy” in the above referenced Statutory Prospectus, effective December 31, 2024, the first paragraph is revised as follows:
(i) The third and fourth sentences in the first paragraph are deleted in their entirety and replaced with the following:
Wellington Management seeks to invest in quality companies with sustainable growth potential.
(ii) The reference to S&P MidCap 400 Index in the first paragraph is replaced with the Russell Midcap Growth Index.
(b) Under the heading “Hartford MidCap HLS Fund Summary Section –  Principal Risks” in the above referenced Statutory Prospectus, the following risk is added after “Sector Risk” effective December 31, 2024:
Growth Investing Style Risk –  If the sub-adviser incorrectly assesses a company’s prospects for growth or how other investors will value the company’s growth, then the price of the company’s stock may decrease, or may not increase to the level anticipated by the sub-adviser. In addition, growth stocks may be more volatile than other stocks because they are more sensitive to investors’ perceptions of the issuing company’s growth potential. Also, the growth investing style may over time go in and out of favor. At times when the investing style used by the Fund is out of favor, the Fund may underperform other equity funds that use different investing styles.
(c) Effective December 31, 2024, the Russell Midcap Growth Index, the Hartford MidCap HLS Fund’s current secondary performance index, will replace the S&P MidCap 400 Index as its performance index. The Russell 3000 Index will continue to serve as the Hartford MidCap HLS Fund’s regulatory index and provide a broad measure of market performance. Accordingly, under the heading “Hartford MidCap Fund HLS Summary Section –  Past Performance –  Average Annual Total Returns” in the above referenced Statutory Prospectus, the following disclosure is added effective immediately:
Effective December 31, 2024, the Russell Midcap Growth Index, the Fund’s current secondary performance index, will replace the S&P MidCap 400 Index as the Fund’s performance index because the Fund’s investment manager believes it is more representative of the Fund’s investment strategy.

(d) Under the heading “Hartford MidCap HLS Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following effective immediately:
Portfolio Manager	Title	Involved with Fund Since
Timothy W. Egan, CFA	Senior Managing Director and Equity Portfolio Manager	2023
Mark A. Whitaker, CFA	Senior Managing Director and Equity Portfolio Manager	2004
Philip W. Ruedi, CFA*	Senior Managing Director and Equity Portfolio Manager	2004
*
Philip W. Ruedi, CFA announced his plan to withdraw from the partnership of Wellington Management’s parent company, and effective December 31, 2024, he will no longer serve as a portfolio manager for the Fund. Mr. Ruedi’s portfolio management responsibilities will transition to Timothy W. Egan, CFA in the months leading up to his departure.
(3) Under the heading “Additional Information Regarding Investment Strategies and Risks –  MidCap HLS Fund,” the following is added to the end of the first paragraph effective December 31, 2024:
Wellington Management evaluates a company’s quality attributes using both quantitative and qualitative analysis.
(4) Under the heading “More Information About Risks,” the “X” next to “Growth Investing Style Risk” for the MidCap HLS Fund is deleted in the risk table and replaced with a “✓” effective December 31, 2024.
(5) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Capital Appreciation HLS Fund,” the following is added to the end of the section effective immediately:
Effective February 28, 2025, Mr. Thomas will no longer serve as a portfolio manager for the Fund. It is anticipated that Mr. Simon will continue to select and oversee the Fund’s portfolio management teams and determine how Fund assets are allocated among the Fund’s portfolio management teams and Ms. Ramchandani will continue to support Mr. Simon after February 28, 2025.
(6) Under the heading “The Investment Manager and Sub-Adviser –   Portfolio Managers –   MidCap HLS Fund” in the above referenced Statutory Prospectus, the following information is added for Philip W. Ruedi effective immediately:
Effective December 31, 2024, Mr. Ruedi will no longer serve as a portfolio manager for the Fund.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7686
September 2024

SEPTEMBER 24, 2024
SUPPLEMENT TO
COMBINED STATEMENT OF ADDITIONAL INFORMATION
FOR HARTFORD SERIES FUND, INC.
DATED APRIL 29, 2024, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statement of Additional Information (“SAI”).
(1) Effective immediately, under the heading “Portfolio Managers – Compensation of Wellington Management Portfolio Managers,” the information for the MidCap HLS Fund is deleted in its entirety and replaced with the following:
HLS FUND	BENCHMARK(S) / PEER GROUPS FOR INCENTIVE PERIOD(1)
MidCap HLS Fund	S&P MidCap 400 Index; Russell Midcap Growth Index(3) Morningstar Mid Cap Growth
(3)
Effective December 31, 2024, the benchmark will change to just the Russell Midcap Growth Index.
(2) Effective immediately, under the heading “Portfolio Managers –Equity Securities Beneficially Owned by Wellington Management Portfolio Managers,” Phillip W. Ruedi is removed from the Capital Appreciation HLS Fund additional “sleeve” portfolio manager table.
THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR SAI FOR FUTURE REFERENCE.